UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 25, 2007


                             Mid Penn Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                 1-13677                        25-1666413
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(State or other            (Commission                   (IRS Employer
jurisdiction of            File Number)                  Identification No.)
incorporation)

349 Union Street, Millersburg, Pennsylvania                         17061
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(Address of principal executive offices)                         (Zip Code)

                                 (717).692.2133
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             MID PENN BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K



ITEM 8.01 OTHER EVENTS.

On April 26, 2007, Mid Penn Bancorp, Inc. issued a press release announcing that its Board of Directors has approved a five-percent stock dividend. The record date for shareholders entitled to receive the additional shares is May 9, 2007, for distribution on May 28, 2007.

The information provided in this Item 8.01 shall not be deemed "filed" for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

ITEM 9.01 EXHIBITS

99.1 Press Release dated April 26, 2007 issued by Mid Penn Bancorp, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  MID PENN BANCORP INC.




Date: April 26, 2007              By:    /s/ Alan W. Dakey
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                                  Title:  President and Chief Executive Officer